SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) June 29, 2007

	Registrant, State of Incorporation, Address of	I.R.S. Employer
Commission File	Principal Executive Offices and Telephone	Identification
Number	Number	Number

1-08788	SIERRA PACIFIC RESOURCES	88-0198358

Nevada
P.O. Box 10100 (6100 Neil Road)
Reno, Nevada 89520-0400 (89511)
(775) 834-4011

0-00508	SIERRA PACIFIC POWER COMPANY	88-0044418

Nevada
P.O. Box 10100 (6100 Neil Road)
Reno, Nevada 89520-0400 (89511)
(775) 834-4011
None
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events
Item 9.01 Financial Statements and Exhibits
SIGNATURES
Ex-99.1 Press Release dated June 29, 2007

Item 8.01 Other Events
Sierra Pacific Power Company (SPPC), a wholly owned subsidiary of Sierra Pacific Resources, filed its 2007 Integrated Resource Plan (IRP) with the Public Utility Commission of Nevada on June 29, 2007. The IRP outlines how the company intends to meet both the short-term and long-term needs of its electricity and natural gas customers in northern Nevada.
A copy of the press release announcing the filing of the Plan is filed herewith as Exhibit 99.1.
Item 9.01 Financial Statements and Exhibits.
(c) Exhibits.
          99.1 Press Release dated June 29, 2007.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrants have each duly caused this report to be signed on their behalf by the undersigned, thereunto duly authorized.

Sierra Pacific Resources
(Registrant)
Date: June 29, 2007	By:	/s/ John E. Brown
John E. Brown
Controller

Sierra Pacific Power Company
(Registrant)
Date: June 29, 2007	By:	/s/ John E. Brown
John E. Brown
Controller